DATAMARINE INTERNATIONAL, INC.

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD MARCH 9, 1999

To the Shareholders:

      A Special Meeting of the Shareholders (the "Meeting") of DATAMARINE INTERNATIONAL, INC. (the "Company") will be held on March 9, 1999, at 9:30 a.m. at the offices of Davis, Wright, Tremaine, LLP, 26th Floor, 2600 Century Square, 1501 Fourth Avenue, Seattle, Washington 98101, for the following purposes:

      1. To elect one (1) Director to serve for a term of three years and until his successor shall be elected and qualified.

      2. To consider and vote upon a proposal to change the Company's state of incorporation from Massachusetts to Washington by a merger with and into a newly formed wholly-owned Washington subsidiary.

      3. To authorize Ten Million (10,0000,000) shares of Common stock for the newly formed Washington corporation, the current Massachusetts corporation has Three Million (3,000,000) shares of Common stock authorized.

      4. To consider and act upon any other business which may properly come before the Meeting and any adjournments or postponements thereof

      The Board of Directors has fixed the close of business on January 22, 1999 as the record date for the Meeting. All Shareholders of record on that date are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

      All shareholders are cordially invited to attend the meeting in person. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, using the return envelope which requires no postage if mailed in the United States.


                                       By Order of the Board of Directors,

                                       DAVID C. THOMPSON
                                       President, CEO and Secretary

Mountlake Terrace, Washington
January 26, 1999

      A copy of the Annual Report of Datamarine International, Inc. for the year ended October 3, 1998 is enclosed herewith.


                       DATAMARINE INTERNATIONAL, INC.

                               PROXY STATEMENT

      This statement is furnished to shareholders of Datamarine International, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Special Meeting of shareholders of the Company (the "Meeting") to be held on March 9, 1999, at the time and place set forth in the Notice of the Meeting, and at any adjournments or postponements thereof. The principal executive offices of the Company are located at 7030 - 220th Street S.W., Mountlake Terrace, Washington, 98043, telephone (425) 771-2182. The approximate date on which this Proxy Statement and form of proxy are first being sent to shareholders is on or about February 1, 1999.

What is the purpose of the meeting?

      At the Company's Meeting, shareholders will act upon matters outlined in the accompanying notice of meeting, including the election of directors, a change in the Company's state of incorporation and an increase in the number of authorized shares of Common stock. In addition, the Company's management will report on the performance of the Company during fiscal 1998 and respond to questions from shareholders.

Who is entitled to vote?

      Only shareholders of record at the close of business on the record date, January 22, 1999, are entitled to receive notice of the Meeting and to vote the shares of common stock they held on that date at the Meeting, or any postponement or adjournment of the Meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

What constitutes a quorum?

      The holders of a majority in interest of all common stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. As of the record date, the Company had outstanding and entitled to vote 1,531,820 shares of common stock with a par value of $.01 per share. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting.

How do I vote?

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the shareholder. If you are a registered shareholder and attend the Meeting, you may deliver you completed proxy card in person. "Street name" shareholders who wish to vote at the Meeting will need to obtain a proxy form from the institution that holds their shares.

What are the Board's recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

      for the election of the director recommended by the Board of Directors;

      to approve a change in domicile of the Company from Massachusetts to Washington; and

      to authorize Ten Million (10,0000,000) shares of Common stock for the newly formed Washington corporation, the current Massachusetts corporation has Three Million (3,000,000) shares of Common stock authorized

      With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Can I change my vote after I return my proxy card?

      Yes. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the Meeting, or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised.

What vote is required to approve each item?

      Election of Director. The election of the nominee for director will be decided by plurality vote. In the election of directors, any action other than a vote for the nominee, including broker non-votes, will have the effect of a vote withheld with respect to that nominee.

      Change in domicile of the Company. The affirmative vote of the holders of at least two-thirds of the shares of all classes and series of the Company's outstanding capital stock, voting together as a single class, is required to approve the change in domicile from Massachusetts to Washington. With respect to the change of domicile from Massachusetts to Washington, a broker non-vote or abstention will have the same effect as a vote against the proposal.

      Increase in number of authorized shares of Common Stock. The proposal to increase the number of authorized shares of Common Stock will be decided by plurality vote. Any action other than a vote for the proposal, including broker non-votes, will have the effect of a vote withheld with respect to the proposal.

      The Company will bear the costs of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, mail and in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Company.

                       ITEM 1 - ELECTION OF DIRECTORS

      Pursuant to the Articles of Organization of the Company, the Board of Directors is divided into three classes, with each class as nearly equal in number as possible. At each annual meeting, one of the classes is elected for a term of three years. The Company presently has a Board of Directors of three members. It is proposed that the nominee listed below be elected to serve for a term of three years commencing on the date of the Meeting and continuing until his successor is duly elected and qualified or until he sooner dies, resigns or is removed.

      The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominee named below. If the nominee should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitute as the Board of Directors may recommend.

      Certain information as of January 22, 1999 regarding the nominee and each director is set forth below, including such individual's age and principal occupation, a brief account of business experience during at least the last five years, and directorships held at other publicly held companies.

Nominated for a term ending in 2002:

                                                Director     Position with Company or Principal
                Name                    Age      Since       Occupation During the Past Five Years
                ----                    ---     --------     -------------------------------------

Stephen W. Frankel                      52        1997       Since 1996, self-employed private investor.
                                                             From 1988 through 1995, served in various
                                                             capacities including President, COO,
                                                             Chairman and CEO of RETIX, a
                                                             manufacturer of networking products.

Serving for a term ending in 2000:

                                                Director     Position with Company or Principal
                Name                    Age      Since       Occupation During the Past Five Years
                ----                    ---     --------     -------------------------------------

Peter D. Brown                          50        1991       President and CEO of the Company from
                                                             September 1991 through October 1997.
                                                             Chairman of the Board of the Company
                                                             since December 1995. CEO of the South
                                                             Beach Company, a management company,
                                                             since 1990. Currently, Vice President and
                                                             Treasurer of Gordon & Ferguson, a
                                                             manufacturer of men's and boy's outerwear.
                                                             From 1974 through 1990, CEO of Heather
                                                             Hill Sportswear Co., an apparel company.

Serving for a term ending in 2001:

                                                Director     Position with Company or Principal
                Name                    Age      Since       Occupation During the Past Five Years
                ----                    ---     --------     -------------------------------------

David C. Thompson                       69        1987       President and CEO of the Company since
                                                             October 1997. Secretary and Treasurer of
                                                             the Company since March 1996. Principal
                                                             Financial and Accounting Officer of the
                                                             Company from 1995 to October 1997.
                                                             President and CEO of SEA Inc., a wholly
                                                             owned subsidiary of the Company.
                                                             Previously President and CEO of Stephens
                                                             Engineering Associates, Inc., which was
                                                             acquired by the Company in 1986.


                INFORMATION CONCERNING THE BOARD OF DIRECTORS

      During fiscal 1998 there were five meetings of the Board of Directors of the Company. All the Directors attended at least 75% of the aggregate of
(1) the total number of meetings of the Board and (2) the total number of the meeting held by committees of the Board on which they served. The Board of Directors does not have a nominating committee.

      The Company has an Audit Committee which reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditor's fees for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. The present members of the Audit Committee are Peter D. Brown and Stephen W. Frankel. During fiscal 1998 there were two meetings of the Audit Committee.

      The Company has a Management Development Committee/Stock Option Committee which administers the Company's 1991 Stock Option Plan. The Management Development Committee/Stock Option Committee is responsible for reviewing and approving all options granted under the Company's 1991 Stock Option Plan, and administering, or supervising the administration of the Plan. The present members of the Management Development Committee/ Stock Option Committee are Stephen W. Frankel and Peter D. Brown. During fiscal 1998 there were no meetings of the Management Development Committee/Stock Option Committee.

      The Company has a Strategic Planning & Acquisition Committee. The Strategic Planning & Acquisitions Committee has such powers and authority as are consistent with the By-Laws of the Company and as may be delegated to such Committee from time to time by the Board of Directors. The members of the Strategic Planning & Acquisitions Committee are Peter D. Brown and Stephen W. Frankel. During fiscal 1998 there were no meetings of the Strategic Planning & Acquisitions Committee.

                          Compensation of Directors

How are directors compensated?

      Each non-employee director of the Company receives a fee of $500 per quarter plus $400 for each meeting of the Board of Directors attended. In addition, each non-employee director who serves on a committee of the Board receives $300 for each committee meeting attended (other than on the day of a Board meeting). Directors also receive reimbursement for out-of-pocket expenses relating to attendance at Board or committee meetings. Effective March 1996, each non-employee director also receives an immediately exercisable option to purchase 2,000 shares of the Company's common stock as of the date of each of the annual meetings of the Board of Directors. Such options have a per share exercise price equal to the fair market value of the Company's common stock at the time the option is granted.

                   PRINCIPAL HOLDERS OF VOTING SECURITIES

Who are the largest owners of the Company's stock? How much stock do the Company's directors and officers own?

      The following table sets forth information regarding the beneficial ownership (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the Company's common stock as of January 22, 1999 (unless otherwise indicated) by (a) each person known by the Company to beneficially own more than five percent of the outstanding shares of common stock, (b) each director of the Company who beneficially owns any shares,(c) each Named Officer (see "Executive Compensation"), and
(d) all directors and officers as a group:

                               Name and Address                   Amount and Nature of       Percent
Title of Class                of Beneficial Owner                Beneficial Ownership(1)     of Class
--------------                -------------------                -----------------------     --------

Common Stock       Peter D. Brown                                      284,807(2)             18.4%
                   545 Cedar Lane
                   Teaneck NJ 07666

Common Stock       David C. Thompson                                   161,109(3)             10.2%
                   SEA Inc.
                   7030 - 220th Street S.W.
                   Mountlake Terrace WA 98043

Common Stock       Steven T. Newby                                      90,500(4)              5.9%
                   6116 Executive Blvd., Ste. 701
                   Rockville MD 20852

Common Stock       Stephen W. Frankel                                  135,096(5)              8.7%
                   909 Via Mirada
                   Palos Verdes Estates CA 90274

Common Stock       Jan Kallshian                                        53,249(6)              3.5
                   7030 - 220' Street S.W.
                   Mountlake Terrace WA 98043

Common Stock       All Directors and Executive Officers as a           571,505                35.5%
                   group (4 persons)


<F1>  Includes common shares which may be acquired upon exercise of options to purchase shares from the Company exercisable on or within 60 days of January 22, 1999.
<F2>  Represents 169,937 shares held of record, 12,500 shares subject to presently exercisable stock options, 21,050 shares held in trust for Mr. Brown's minor child, 18,564 shares held by a Retirement Plan Trust for Mr. Brown, and 62,756 shares held in trust for the Company's Employee Investment Plan for which Mr. Brown serves as a co-trustee. Mr. Brown disclaims beneficial ownership of the 18,564 shares held by his Retirement Plan Trust.
<F3>  Represents 55,471 shares held of record, 42,882 shares subject to presently exercisable stock options, and 62,756 shares held in trust for the Company's Employee Investment Plan for which Mr. Thompson serves as a co-trustee.
<F4>  Based upon the Schedule 13D filed with the SEC by the beneficial owner on March 25, 1997 and subsequent communication with the beneficial owner as of January 21, 1999.
<F5>  Represents 121,076 shares held of record, 4,000 shares subject to presently exercisable stock options and 10,020 shares subject to presently exercisable common stock warrants.
<F6>  Represents 46,569 shares held of record and 6,680 shares subject to presently exercisable common stock warrants.


                             EXECUTIVE OFFICERS

      The names of the executive officers of the Company, their positions and offices with the Company, and their ages are set forth below.

Name                  Age     Office

David C. Thompson     69      President and Chief Executive Officer
Jan Kallshian         44      Chief Financial Officer


      David C. Thompson was named President and CEO of the Company in October 1997. Mr. Thompson has been Secretary and Treasurer of the Company since March 1996, and served as the Company's Principal Financial and Accounting Officer from 1995 to October 1997. Mr. Thompson is also President and CEO of SEA Inc., a wholly owned subsidiary of the Company. Mr. Thompson was previously President and CEO of Stephens Engineering Associates, Inc., which was acquired by the Company in 1986.

      Jan Kallshian was named Chief Financial Officer of the Company in October 1997. Since April 1995 Mr. Kallshian has served as a consultant to the Company which included performing the duties of the Chief Financial Officer. Mr. Kallshian has over 15 years experience in the high technology manufacturing industry and has held positions in finance and general management. Mr. Kallshian is a CPA and was previously with the accounting firm of Coopers & Lybrand.

                           EXECUTIVE COMPENSATION

      The following table sets forth all compensation awarded to, earned by, or paid to the Company's Chief Executive officer and each of the Company's executive officers (other than the Chief Executive Officer) who served during the most recent fiscal year (the "Named Executive Officers") for all services rendered in all capacities to the Company and its subsidiaries for the Company's fiscal years ended October 3, 1998, September 27, 1997 and September 28, 1996.

                         Summary Compensation Table

                                                                            Long Term
                                                                           Compensation
                                                              Other           Awards
     Name and                     Annual Compensation         Annual       ------------     All Other
     Principal                   ----------------------     Compensa-         Stock         Compensa-
    Position(s)         Year     Salary($)     Bonus($)     tion($)(1)      Options(#)       tion($)
-----------------------------------------------------------------------------------------------------

David C. Thompson       1998      115,608             -              -            -         3,408(2)
President and Chief     1997      113,329             -              -            -         3,283(2)
Executive Officer       1996      102,935             -              -        7,000           828(2)

Jan Kallshian,          1998      109,070             -              -            -             -
Chief Financial         1997       78,790             -              -            -             -
Officer                 1996       65,374             -              -            -             -

--------------------
<F1>  In accordance with rules of the SEC the Company is not required to report the value of personal benefits for any year unless the aggregate dollar value exceeds the lesser of ten percent of the executive officer's salary and bonus or $50,000.
<F2>  Represents amounts contributed by the Company under its 401(k) Plan.


                      Option Grants in Last Fiscal Year

      The following table sets forth certain information regarding the grants of stock options to each of the Named Executive Officers during the fiscal year ended October 3, 1998.

                Number of        Percent of Total
               Securities            Options
               Underlying           Granted to        Exercise or        Market
             Options Granted       Employees in       Base Price      Price at Date     Expiration
    Name           (#)             Fiscal Year          ($/Sh)          of Grant           Date
--------------------------------------------------------------------------------------------------

None


             Aggregated Option Exercises in Last Fiscal Year and
                        Fiscal Year End Option Values

      The following table sets forth information on option exercises by the Named Executive Officers during the fiscal year ended October 3, 1998, and the value of unexercised options held by the Named Executive Officers on October 3, 1998.

                                             Number of Shares Underlying
                                  Shares        Unexercised Options at       Value of Unexercised Options
                                 Acquired         October 3, 1998(#)           at October 3, 1998($)(1)
                        On        Value      ----------------------------    -----------------------------
      Name           Exercise    Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
----------------------------------------------------------------------------------------------------------

David C. Thompson      None        None        42,882           1,750          25,000             -

--------------------
<F1>  Value of unexercised options represents the difference between the exercise prices of the stock options and the closing price ($4.00 per share) of the Company's common stock in the over-the-counter market on October 2, 1998, the last trading day of the Company's fiscal year. Only in-the-money options are considered in the calculation.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During fiscal 1998, the Company paid interest of $32,656 on a subordinated loan of $344,697 made by Mr. Thompson to the Company.

      During fiscal 1998, the Company paid interest of $3,750 to Mr. Frankel on a subordinated short term loan of $150,000. In August 1998, Mr. Frankel exercised his right to convert the loan plus accrued interest into 56,776 shares of the Company's common stock.

      During fiscal 1998, the Company paid interest of $7,500 to Mr. Kallshian and members of his family (as defined by SEC rules) on a subordinated short term loan of $300,000. In November 1998, Mr. Kallshian and members of his family exercised their right to convert $200,000 of the loans plus accrued interest into 91,961 shares of the Company's common stock.

                 ITEM 2 - CHANGE IN DOMICILE OF THE COMPANY
                      FROM MASSACHUSETTS TO WASHINGTON

                                   GENERAL

                        CHANGE THE COMPANY'S STATE OF
               INCORPORATION FROM MASSACHUSETTS TO WASHINGTON

      At the meeting, the shareholders will be requested to approve a change in the Company's state of incorporation from Massachusetts to Washington (the "Reincorporation"). The Board has approved the Reincorporation, which, if approved by the shareholders, will be accomplished by merging the Company with and into its newly-formed, wholly owned Washington subsidiary, Datamarine-Wash., Inc. ("Datamarine-Wash."). Upon effectiveness of the merger, Datamarine-Wash.'s name will be changed to Datamarine, Inc., the name under which the Company has operated since its incorporation. For the reasons set forth below, the Board believes that the best interests of the Company and its shareholders will be served by the Reincorporation. The proposal to change the Company's state of incorporation does not give shareholders of the Company dissenters' or appraisal rights under Massachusetts law.

      The Company is now headquartered in Washington and has minimal operations remaining in Massachusetts. Reincorporation in Washington will allow the Company to reduce certain administrative burdens resulting from being incorporated under Massachusetts law but having minimal operations in Massachusetts. Reincorporation will also enable the Company to avail itself of Washington's modern and flexible corporate code which, like the corporate codes of a majority of the states, is based on the Model Business Corporation Act promulgated by the Committee on Corporate Laws of the Business Law Section of the American Bar Association (the "ABA"). The transaction will not result in any change in the business, management, assets, liabilities or net worth of the Company. The purposes and effects of the proposed transaction are summarized below.

      To effect the Company's reincorporation in Washington, the Company will be merged with and into a newly formed, wholly-owned subsidiary incorporated in Washington. The Washington subsidiary, named Datamarine International, Inc., a Washington corporation ("Datamarine-Wash."), will not engage in any activities except in connection with the proposed transaction. Following the merger, Datamarine-Wash. will conduct the business of the Company as a Washington corporation under the name "Datamarine International, Inc."

      As part of its approval and recommendation of the Company's reincorporation in Washington, the Board of Directors will approve and recommend to the shareholders for their adoption and approval, (a) an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which the Company will be merged with and into Datamarine-Wash. and (b) Articles of Incorporation of Datamarine-Wash. Approval by the shareholders of the change in domicile of the Company will also constitute shareholder approval of the Reincorporation Agreement and the proposed Articles of Incorporation of Datamarine-Wash.

      The reincorporation of the Company in Washington through the above-described merger (hereafter referred to as the "Reincorporation") requires approval of the Company's shareholders by the affirmative vote of at least two-thirds of the shares of all classes and series of the Company's outstanding capital stock, voting together as a single class. Shareholders who do not vote for the proposal and who dissent by complying with the procedures required by the Massachusetts Business Corporation Law ('MBCL") will have the right, if the Reincorporation is consummated, to receive payment for the fair value of their shares. See "-Right to Dissent and Appraisal."

      In the following discussion of the proposed Reincorporation, the term "Datamarine-Mass." refers to the Company as currently organized under the laws of the Commonwealth of Massachusetts; the term "Datamarine-Wash." refers to the newly formed, wholly-owned Washington subsidiary of Datamarine-Mass. that will be the surviving corporation after the completion of the Reincorporation transaction; and the term "Company" includes either or both, as the context requires, without regard to the state of incorporation.

      Upon shareholder approval of the Reincorporation, and upon approval of appropriate articles of merger by the Secretary of State of the Commonwealth of Massachusetts and the Secretary of State of the State of Washington, Datamarine-Mass. will be merged with and into Datamarine-Wash. pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Washington Business Corporation Act and the Articles of Incorporation and Bylaws of Datamarine-Wash. Upon consummation of the Reincorporation, each outstanding share of the common stock and preferred stock of Datamarine-Mass., and each share of Datamarine-Mass. common stock held in treasury, will automatically be converted into a share of outstanding common stock or preferred stock of Datamarine-Wash., or share of Datamarine-Wash. common stock held in treasury, respectively. Outstanding warrants and options to purchase or otherwise acquire shares of common stock of Datamarine-Mass. will be converted into warrants and options, respectively, to purchase or otherwise acquire the same number of shares of common stock of Datamarine-Wash. Each employee stock plan and any other employee benefit plan to which Datamarine-Mass is a party, whether or not such plan relates to the common stock of Datamarine-Mass., will be assumed by Datamarine-Wash. and, to the extent any such plan provides for the issuance or purchase of shares of common stock of Datamarine-Mass., will be deemed to provide for the issuance or purchase of shares of common stock of Datamarine-Wash.

      IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF DATAMARINE-MASS. TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF DATAMARINE-WASH. OUTSTANDING STOCK CERTIFICATES OF DATAMARINE-MASS. SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

      The Common stock will continue to be traded on the OTCBB under the symbol "DMAR" and the OTCBB will consider delivery of the stock certificates of Datamarine-Mass. which are outstanding on the Reincorporation date to constitute "good delivery" of Datamarine-Wash. stock certificates in transactions subsequent to the Reincorporation.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND, FOR THE REASONS DESCRIBED BELOW UNDER "PRINCIPAL REASONS FOR THE REINCORPORATION," UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE REINCORPORATION PROPOSAL.

                  PRINCIPAL REASONS FOR THE REINCORPORATION

      The Company is now headquartered and maintains its principal operations in Washington rather than Massachusetts, and has minimal operations remaining in Massachusetts. The Company's Board of Directors believes that a change in the Company's state of incorporation from Massachusetts to Washington will provide flexibility for both the management and business of the Company, as well as reduce certain administrative burdens resulting from being incorporated under Massachusetts law but having no significant operations located in Massachusetts. Washington is a favorable legal and regulatory environment in which to operate, with a modern and flexible corporate code which the Company believes will provide greater guidance and certainty in corporate legal affairs than the MBCL. Washington's corporate code is similar in many respects to the Model Business Corporation Act which was drafted by the Committee on Corporate Laws of the Business Law Section of the ABA to serve as a model state corporate code. More than half of the states have now adopted corporate codes that are based substantially on the Model Business Corporation Act. However, the MBCL is not based on the Model Business Corporation Act.

      In addition, the MBCL requires that either original or certified copies of a Massachusetts corporation's articles of organization, bylaws, records of shareholder and incorporator meetings and stock and transfer records be available for inspection by shareholders in Massachusetts. Because the Company maintains only a service facility in Massachusetts, it would be required to establish an administrative office or to retain a third party to maintain such records in Massachusetts on its behalf. If the Reincorporation is consummated, the Company will no longer be subject to this provision of the MBCL and will not be required to maintain such records in Massachusetts.

              CERTAIN DIFFERENCES BETWEEN THE CORPORATION LAWS
                       OF WASHINGTON AND MASSACHUSETTS

      Washington law and Massachusetts law differ in many respects and, consequently, it is not practical to summarize all of the differences. However, the following is a summary of certain significant differences in such laws which may affect the rights and interests of the Company's shareholders as a result of the Reincorporation.

VOTE REQUIRED FOR CERTAIN MERGERS AND CONSOLIDATIONS

      Washington and Massachusetts law both require shareholder approval for most mergers, consolidations and dispositions of all or substantially all of a corporation's property. Unless otherwise provided in a Washington corporation's articles of incorporation or by the board of directors, Washington law generally requires shareholder approval of any merger or share exchange involving such a corporation, or any sale, lease, exchange or other disposition involving all or substantially all of such a corporation's property, by each voting group entitled to vote separately on the plan by two-thirds of all the votes entitled to be cast on the plan by that voting group.

      Massachusetts law provides that shareholder approval of an agreement of merger is not required if (a) the agreement of merger does not change the name, the amount of shares authorized of any class of stock or other provisions of the articles of organization, (b) the authorized unissued shares or shares held in the treasury of such corporation of any class of stock to be issued or delivered pursuant to the merger do not exceed fifteen per centum of the shares of the corporation of the same class outstanding immediately prior to the effective date of the merger, and (c) the issue by vote of the directors of any unissued stock to be issued pursuant to the agreement of merger has been authorized in accordance with the MBCL. Massachusetts generally requires that any merger or consolidation involving a Massachusetts corporation, or the sale, lease or exchange of all or substantially all of such a corporation's property, be approved by the affirmative vote of two-thirds of the shares of each class of such corporation's stock entitled to vote on the transaction, voting together as a single class or, if the articles of organization so provide, the vote of a lesser proportion, but not less than a majority of each class of stock. In addition, in the case of a merger or consolidation of a Massachusetts corporation, any class of stock that is adversely affected must separately approve the transaction by the affirmative vote of two-thirds of the shares of each such class of stock.

      Washington law provides that shareholder approval of a consolidation or merger is not required where (a) the subject corporation's articles of incorporation will not differ from those of the surviving corporation, (b) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger, and (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed the total number of voting shares of the surviving corporation authorized by its articles of incorporation immediately before the merger, and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed the total number of participating shares authorized by its articles of incorporation immediately before the merger.

      In addition, a Washington corporation may also sell, lease or exchange all or substantially all of its property without shareholder vote if the sale, lease, exchange or disposition is in the usual and regular course of business of the corporation. A corporation may sell, lease or exchange all or substantially all of its property without shareholder vote if the sale, lease, exchange or disposition is not in the usual and regular course of business of the corporation if the board of directors proposes and its shareholders approve the proposed transaction by two-thirds of all the votes entitled to be cast in the transaction.

      Under Massachusetts law any sale, lease or exchange of all or substantially all of the corporation's property requires the shareholder approval discussed above.

SHAREHOLDER MEETINGS AND SHAREHOLDER ACTIONS WITHOUT A MEETING

      Annual and Special Shareholders' Meetings. Washington law requires a shareholders' meeting to be held annually at a time stated in or fixed in accordance with the bylaws. In addition, special meetings of shareholders may be called (a) by the board of directors or by any person authorized to do so under the articles of incorporation or bylaws; (b) by the written demand of the holders of at least 10% (or such greater percentage as may be specified in the articles of incorporation or bylaws) of all votes entitled to be cast on any issue proposed to be considered at the special meeting. If the corporation is other than a public company, the articles or bylaws may require a demand be made by a greater percentage, not in excess of 25%, of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting.

      Under Massachusetts law, an annual meeting of the shareholders must be held within six months of the end of the corporation's fiscal year. Special shareholders' meetings of a corporation having a class of voting stock registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may be called by the president or by the board of directors, and must be called upon written application of one or more shareholders who own at least 40% of the capital stock entitled to vote at the meeting, unless otherwise provided in the articles of organization or bylaws. Special meetings of the shareholders of a corporation that does not have stock registered under the Exchange Act may be called by the corporation's president or board of directors and must be called upon written application of the holders of at least 10% of the stock entitled to vote at the meeting.

      Shareholder Actions Without a Meeting. Under both Washington and Massachusetts law, shareholders may take any action required or permitted to be taken at a shareholders' meeting without such a meeting if the action is taken by written consent filed with the corporation for inclusion in the corporate records. Washington law requires the unanimous written consent of all shareholders entitled to vote on the proposed action. Similarly, Massachusetts law requires that any action taken without a meeting be by unanimous consent of all shareholders entitled to vote on the matter.

CORPORATE RECORDS AND SHAREHOLDER LISTS

      Under Washington law, a shareholder of a corporation is entitled to inspect and copy, during regular business hours at the corporation's principal office, any of the following records of the corporation, if the shareholder gives the corporation written notice of the shareholder's demand at least five business days before the date on which the shareholder wishes to inspect and copy such records: (a) the articles or restated articles of incorporation and all amendments to them currently in effect, (b) the bylaws or restated bylaws and all amendments to them currently in effect, (c) the minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three years, (d) certain financial statements, (e) all written communications to shareholders generally within the past three years, (f) a list of the names and business addresses of the corporation's current directors and officers, and (g) the corporation's initial report or most recent annual report delivered to the secretary of state. If a shareholder of a corporation makes a demand in good faith and for proper purpose, and describes with reasonable particularity the shareholder's purpose and the records the shareholder desires to inspect, and if the records requested are directly connected with the shareholder's purpose, the shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation if the shareholder gives the corporation written notice of the shareholder's demand at least five days before the date on which the shareholder wishes to inspect and copy: (a) excerpts from the minutes of any meeting of the board of: directors, records of any action of a committee of the board of directors, minutes of any meeting of the shareholders, and records of action taken by the shareholders or board of directors without a meeting, (b) accounting records of the corporation, and (c) the record of shareholders.

      Massachusetts law requires that every domestic corporation maintain in Massachusetts, and make available for inspection by its shareholders, the original, or attested copies, of the corporation's articles of organization, bylaws, records of all meetings of incorporators and shareholders, and the stock and transfer records listing the names of all shareholders and their record addresses and the amount of stock held by each. In addition, if any officer or agent of a corporation having charge of such corporate records (or copies thereof) refuses or neglects to exhibit them in legible form or to produce for examination a list of shareholder names, record addresses and amount of stock held by each, such officer or agent or the corporation will be liable to any shareholder for actual damages or a proceeding in equity under the foregoing provision, however, it is a defense to such action that the actual purpose and reason for the inspection being sought is to secure a list of shareholders or other information for the purpose of selling the list or other information or of using them for purposes other than in the interest of the person seeking them, as a shareholder, relate to the affairs of the corporation. The foregoing rights relating to inspection are deemed to include the right to copy materials and to be represented by agent or counsel in exercising these rights. In addition to the rights of inspection provided by Massachusetts law, a shareholder of a Massachusetts corporation has a common law right to inspect additional documents which, if such request is refused by the corporation, may be obtained by petitioning a court for the appropriate order. In petitioning a court for such an order, the granting of which is discretionary, the shareholder has the burden of demonstrating (a) that such holder is acting in good faith and for the purposes of advancing the interests of the corporation and protecting such holder's own interest as a shareholder and (b) that the requested documents are relevant to those purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Washington law prohibits distributions to shareholders if, after giving effect to any such distribution, (a) the corporation would not be able to pay its debts as they become due in the usual course of business, or
(b) the corporation's total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount would be needed, if the corporation were to dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution, "Distribution" is defined broadly under Washington law to include dividends, distributions of indebtedness, the purchase, redemption or other acquisition of shares, and other direct and indirect transfers of money or property to shareholders. A director who votes for or assents to a prohibited distribution is personally liable to the corporation for the amount of the distribution that exceeds what could have been lawfully distributed if it is established that the director did not perform the director's duties of care under Washington law in voting for or assenting to the distribution. A director found liable in accordance with the preceding sentence is entitled to contribution from every other director who could be held liable for the unlawful distribution and from each shareholder for the amount the shareholder accepted knowing the distribution was unlawful or prohibited.

      Under Massachusetts law, the directors of a corporation will be jointly and severally liable if a payment of a distribution, whether by way of dividend, repurchase or redemption of stock or otherwise, which is made when the corporation is insolvent, renders the corporation insolvent or violates the corporation's articles of organization. Shareholders to whom a corporation makes any such distribution (except a distribution of stock of the corporation), if the corporation is or is thereby rendered insolvent, are liable to the corporation for the amount of such distribution made, or for the amount of such distribution which exceeds that which could have been made without rendering the corporation insolvent, but in either event only to the extent of the amount paid or distributed to them, respectively. In such event, a shareholder who pays more than such holder's proportionate share of such distribution or excess shall have a claim for contribution against the other shareholders.

THE BOARD OF DIRECTORS

      Classification of the Board of Directors; Number of Directors; Vote Required to Elect Directors. Under Washington law, a board of directors must consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or bylaws. The directors are elected at the first annual shareholders' meeting and at each annual meeting thereafter unless their terms are staggered by dividing the total number of directors into two or three groups, with each group containing one-half or one-third of the total, as near as may be, or if the corporation is registered under the Investment Company Act of 1940 and includes in its articles of incorporation or bylaws a provision establishing terms of directors longer than one year. If the terms of the directors are staggered, and the board of directors consists of two classes, directors will generally be elected for terms of two years, while directors of a three class board of directors will generally be elected for terms of three years. Unless otherwise provided in the articles of incorporation, in any election of the directors the candidates elected are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected by such shares.

      Under Massachusetts law, the board of directors shall be fixed by or determined in the manner provided in the bylaws, but shall not be less than three, except that whenever there shall be only two shareholders the number of directors shall be not less than two and whenever there shall be only one shareholder or prior to the issuance of any stock, there shall be at least one director. Except as provided in the articles of organization, the directors shall be elected at the annual meeting of the shareholders by such shareholders as have the right to vote thereon. The board of directors may be enlarged by the shareholders at any meeting or, if authorized by the bylaws, by vote of a majority of the directors then in office. The directors shall hold office until the next annual meeting of the shareholders and until their respective successors are chosen and qualified, provided that the articles of organization may require the division of the directors into classes and prescribe the tenure of office of the several classes and the class of stock by which each class of directors shall be elected, but no class shall be elected for a shorter period than one year, or for a longer period than five years, and the term of office of at least one class shall expire in each year. The articles of organization may require that the term of office of a director shall terminate upon the occurrence of an event or events specified in the articles of organization and may determine the manner, if any, by which any vacancy so created shall be filled.

      Notwithstanding anything to the contrary in the articles of organization or bylaws of any registered corporation, under Massachusetts law, the directors of a registered corporation may be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible. The term of office of those of the first class shall continue until the first annual meeting following the date such corporation becomes subject to the relevant provisions of the MBCL and until their successors are duly elected and qualified. The term of office of those of the second class shall continue until the second annual meeting following the date such corporation becomes subject to the relevant provisions of the MBCL and until their successors are duly elected and qualified, and the term of office of those of the third class shall continue until the third annual meeting following the date such corporation becomes subject to the relevant provisions of the MBCL and until their successors are duly elected and qualified. At each annual meeting of a registered corporation subject to this section, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term continuing until the annual meeting held in the third year following the year of their election and until their successors are duly elected and qualified. The articles of organization may confer upon holders of any class or series of preference or preferred stock the right to elect one or more directors who shall serve for such term, and have such voting powers, as shall be stated in the articles of organization. However, no such provision in the articles of organization which confers upon such holders any such right shall become effective unless prior to its adoption it was approved by a vote of a majority in number of the directors of such registered corporation. A corporation will be exempt from the term of office provisions of this paragraph if the board of directors or the shareholders by a vote of two-thirds of each class of stock outstanding at a meeting duly called for the purpose of such vote shall adopt a vote providing that such corporation elects to be exempt from the provisions.

      Notwithstanding anything to the contrary in the articles of organization or bylaws, in the case of directors of a registered corporation who are classified with respect to the time for which they severally hold office, vacancies and newly created directorships, whether resulting from an increase in the size of the board of directors, from the death, resignation, disqualification or removal of a director or otherwise, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors. Any so elected director shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or the new directorship was created and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director. The number of directors shall be fixed only by vote of its board of directors.

      Removal of Directors by Shareholders. Under Washington law, the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. If a director is elected by holders of one or more authorized classes or series of shares, only the holders of those classes or series of shares may participate in the vote to remove the director. If cumulative voting is authorized, and if less than the entire board is to be removed, no director may be removed if the number of votes sufficient to elect the director under cumulative voting is voted against the director's removal.
If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director. A director may be removed by the shareholders only at a special meeting called for the purpose of removing the director and the meeting notice must state that purpose, or one of the purposes, is removal of the director.

      Under Massachusetts law, in the case of directors of a registered corporation who are classified with respect to the time for which they severally hold office, unless otherwise provided in the articles of organization or bylaws, the shareholders of the corporation may affect, by the affirmative vote of a majority of shares outstanding and entitled to vote in the election of directors, the removal of any director or directors or the entire board of directors only for cause. Otherwise, except as otherwise provided in the articles of organization or bylaws, directors elected by shareholders, including persons elected by directors to fill vacancies in the board or in such offices, may be removed from their respective offices with or without cause by the vote of the holders of a majority of the shares entitled to vote in the election of directors or such officers, as the case may be, provided that the directors of a class elected by a particular class of shareholders may be removed only by the vote of the holders of a majority of shares of the particular class of shareholders entitled to vote for the election of such directors, as the case may be.
Any director, and any officer elected by the shareholders, may be removed from office for cause by vote of a majority of directors then in office. A director may be removed for cause only after a reasonable notice and opportunity to be heard before the body proposing to remove the director.

      Vacancies. Under Washington law, unless the articles of incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors, the shareholders may fill the vacancy, or the board of directors may fill the vacancy, or if the directors in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors in office. If the vacant office was held by a director elected by holders of one or more authorized classes or series of shares, only the holders of those classes or series of shares are entitled to fill the vacancy. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date, may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

      Under Massachusetts law, unless the articles of organization provide otherwise, any vacancy in the board of directors, however occurring, including a vacancy resulting from the enlargement of the board, and any vacancy in any other office may be filled in the manner prescribed in the bylaws or, in the absence of such bylaw, by the directors.

DIRECTOR LIABILITY

      Washington law permits a corporation's articles of incorporation to include a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director, provided that such provisions shall not eliminate the liability of a director for (a) acts or omissions that involve intentional misconduct by a director or a knowing violation of law by a director, (b) unlawful distributions, or (c) any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. No such provision shall eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective.

      Under Massachusetts law, a corporation's articles of organization may include a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except that such a provision may not eliminate or limit the liability of a director for (a) any breach of the director's duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) authorizing an unlawful distribution or improper loan of corporate assets, or (d) any transaction from which the director derived an improper personal benefit.

INDEMNIFICATION

      Under Washington law, a corporation may indemnify an individual against liability to a proceeding because the individual is or was a director if (a) the individual acted in good faith, and (b) the individual reasonably believed that the individual's conduct was in the corporation's best interests and not opposed to the corporation's best interests. In the case of a criminal proceeding, the individual also must have had no reasonable cause to believe the individual's conduct was unlawful. A corporation may not indemnify a director (a) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation, or (b) in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director. Unless limited by its articles of incorporation, a corporation shall indemnify a director who was wholly successful in the defense of any proceeding to which the director was a party because of being a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding. The determination that a director shall be indemnified by the corporation shall be made by (a) the board of directors by majority vote of a quorum consisting of directors not at the time parties to the proceeding, or (b) if a quorum cannot be obtained, by a majority vote of a committee duly designated by the board of directors, or (c) by special legal counsel designated by the board of directors, or (d) by the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination. If authorized by the articles of incorporation, a bylaw adopted or ratified by the shareholders, or a resolution adopted or ratified, before or after the event, by the shareholders, a corporation may indemnify a director made a party to a proceeding, or obligate itself to advance or reimburse expenses incurred in a proceeding, provided that no such indemnity shall indemnify any director from or on account of (a) acts or omissions of the director finally adjudged to be intentional misconduct or a knowing violation of law, or (b) conduct of the director finally adjudged to be an unlawful distribution, or (c) any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property, or services to which the director was not legally entitled.

      Under Massachusetts law, indemnification of directors, officers, employees and other agents of a corporation may be provided by the corporation to whatever extent shall be specified in or authorized by (a) the articles of organization or (b) a bylaw adopted by the shareholders or
(c) a vote adopted by the holders of a majority of shares of stock entitled to vote on the election of directors. Except as the articles of organization or bylaws otherwise require, indemnification of any of the above referenced persons who are not directors of the corporation may be provided by the corporation to the extent authorized by the directors. Any such indemnification may be provided although the person to be indemnified is no longer an officer, director, employee or agent of the corporation or of such other organization. No indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation or to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.

AMENDMENTS OF ARTICLES AND BYLAWS

Washington law.

      Amendment of Articles by the Board of Directors. Unless the articles of incorporation provide otherwise, under Washington law a corporation's board of directors may adopt one or more amendments to the corporation's articles of incorporation without shareholder action if (a) the corporation has only one class of shares outstanding, to provide, change, or eliminate any provision with respect to the par value of any class of shares, (b) to delete the names and addresses of the initial directors, (c) to delete the name and address of the initial registered agent or registered office, if a statement of change is on file with the secretary of state, (d) if the corporation has only one class of shares outstanding, solely to change the number of authorized shares to effectuate a split of, or stock dividend in, the corporation's own shares, or solely to do so and to change the number of authorized shares in proportion thereto, (e) to change the corporate name, or (f) to make any other change expressly permitted by this title to be made without shareholder action.

      Amendment of Articles by the Board of Directors and Shareholders. In all other cases, a corporation's board of directors must propose an amendment to the articles of incorporation for submission to the shareholders. In order for the amendment to be adopted (a) the board of directors must recommend the amendment to the shareholders unless the board of directors determines that because of conflict of interest or other special circumstances it should make not recommendation and communicates the basis for its determination to the shareholders with the amendment, and (b) the amendment to be adopted must be approved by each voting group entitled to vote thereon by two-thirds, or, in the case of a public company, a majority, of all the votes entitled to be cast by that voting group, unless the articles of incorporation or the board of directors require a greater vote or a vote by voting groups. The articles of incorporation other than a public company may provide for a lesser vote than that provided for in this subsection, or for a lesser vote by separate voting groups, so long as the vote provided for each voting group entitled to vote separately on the amendment is not less than a majority of all the votes entitled to be cast on the amendment by that voting group.

      Voting on Amendments to Articles by Voting Groups. The holders of the outstanding shares of a class are entitled to vote as a separate voting group, if shareholder voting is otherwise required by this title, on a proposed amendment if the amendment would (a) increase or decrease the aggregate number of authorized shares of the class, (b) effect an exchange or reclassification of all or part of the shares of the class into shares of another class, (c) effect an exchange or reclassification, or create the right of exchange, of all or part of the shares of another class into shares of the class, (d) change the designation, rights, preference, or limitations of all or part of the shares of the class, (e) change the shares of all or part of the class into a different number of shares of the same class, (f) create a new class of shares having rights or preferences with respect to distribution s or to dissolution that are prior, superior, or substantially equal to the shares of the class, (g) increase the rights, preferences, or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolution that are prior, superior, or substantially equal to the shares of the class, (h) limit or deny an existing preemptive right of all or part of the shares of the class, or (i) cancel or otherwise affect rights to distributions or dividends that have accumulated but not yet been declared on all or part of the shares of the class. If a proposed amendment would affect only a series of a class of shares in one or more of the ways described above, only the shares of that series are entitled to vote as a separate voting group on the proposed amendment. If a proposed amendment that entitles two or more series of shares within a class to vote as separate voting groups under this section would affect those two or more series in the same or a substantially similar way, the shares of all the series within the class so affected must vote together as a single voting group on the proposed amendment.

      Restatement of Articles of Organization. Any officer of a corporation may restate its articles of incorporation at any time. A restatement may include one or more amendments to the articles of incorporation. If the restatement includes an amendment not requiring shareholder approval, it must be adopted by the board of directors. If the board of directors submits a restatement for shareholder action, the corporation shall notify each shareholder, whether or not entitled to vote, of the proposed shareholders' meeting. The notice must also state that the purpose, or one of the purposes, of the meeting is to consider the proposed restatement and contain or be accompanied by a copy of the restatement that identifies any amendment or other change it would make in the articles of incorporation.

      Bylaws. Under Washington law, a corporation's board of directors may amend or repeal the corporation's bylaws, or adopt new bylaws, unless (a) the articles of incorporation reserve this power exclusively to the shareholders in whole or in part, or (b) the shareholders, in amending or repealing a particular bylaw, provide expressly that the board of directors may not amend or repeal that law. A corporation's shareholders may amend or repeal the corporation's bylaws, or adopt new bylaws, even though the bylaws may also be amended or repealed, or new bylaws may also be adopted, by its board of directors.

Massachusetts law.

      Amendments Requiring Majority Vote. Under Massachusetts law, a corporation may authorize, at a meeting duly called for the purpose, an amendment of its articles of organization, by vote of a majority of each class of stock outstanding and entitled to vote thereon affecting any one or more of the following: (a) an increase or a reduction of its capital stock of any class then authorized, (b) a change of the par value of its authorized shares with part value or any class thereof, (c) a change of its authorized shares with par value or any class thereof into any number of shares without par value, or the exchange thereof pro rata for any number of shares without par value, (d) a change of its authorized shares without par value or any class thereof into a greater or lesser number of shares without par value, or the exchange thereof pro rata for a greater or lesser number of shares without par value, (e) a change of its authorized shares with par value or any class thereof into a greater or lesser number of shares with par value, or the exchange thereof pro rata for a greater or lesser number of shares with par value, (f) a change of its authorized shares without par value or any class thereof into any number of shares with par value, or the exchange thereof pro rata for any number of shares with par value, or (g) a change to its corporate name.

      Amendment by Two-Thirds Vote; Class of Stock Adversely Affected to Vote Separately. A corporation may authorize, at a meeting duly called for the purpose, by vote of two-thirds of each class of stock outstanding and entitled to vote thereon or, if the articles of organization so provide, by vote of a lesser proportion but not less than a majority of each class of stock outstanding and entitled to vote thereon, any amendment of its articles or organization, provided only that any provision added to or any changes made in its articles of organization by such amendment could have been omitted from, original articles of organization filed at the time of such meeting. If any such amendment would adversely affect the rights of any class of stock, the vote in the proportion provided for in or pursuant to this section of such class, voting separately, shall also be necessary to authorize such amendment. Any series of a class which is adversely affected in a manner different from other series of the same class shall, together with any other series of the same class adversely affected in the same manner, be treated as a separate class.

      Restatement of Articles of Organization. Every corporation may authorize, by vote of a majority of each class of stock outstanding and entitled to vote thereon, a restatement of its articles of organization.
The restated articles may effect further amendments of the articles, provided that every such further amendment is lawfully adopted in accordance with the provisions of, and is authorized by the MBCL. If the restated articles only restate and do not amend the articles, such restated articles may be authorized and adopted by the directors without a vote of the shareholders.

      Bylaws. The power to make, amend or repeal bylaws shall be in the shareholders under Massachusetts law, provided that if authorized by the articles of organization, the bylaws may provide that the directors may also make, amend or repeal the bylaws in whole or in part, except with respect to any provision thereof which by law, the articles of organization or the bylaws requires action by the shareholders. Not later than the time of giving notice of the meeting of shareholders next following the making, amending or repealing by the directors of any bylaw, notice thereof stating the substance of such change shall be given to all shareholders entitled to vote on amending the bylaws. Any bylaw adopted by the directors may be amended or repealed by the shareholders.

ANTI-TAKEOVER LAWS

      The Massachusetts Business Combinations Statute generally prohibits a publicly held Massachusetts corporation from engaging in a "business combination" with an "interested shareholder" for a period of three years after the date of the transaction in which the person becomes an interested shareholder, unless (a) the interested shareholder obtains the approval of the board of directors prior to becoming an interested shareholder, (b) the interested shareholder acquires 90% of the outstanding voting stock of the corporation (excluding shares held by certain affiliates of the corporation) at the time it becomes an interested shareholder or (c) the business combination is approved by both the board of directors and the holders of two-thirds of the outstanding voting stock of the corporation (excluding shares held by the interested shareholder). Generally, an "interested shareholder" is a person who, together with affiliates and associates, owns (or at any time within the prior three years did own) 5% or more of the outstanding voting stock of the corporation.

      Under the Massachusetts Control Share Acquisition Statute, a person who acquires beneficial ownership of shares of stock of a subject Massachusetts corporation in a threshold amount equal to or greater than one-fifth, one-third or a majority of the voting stock of the corporation (a "control share acquisition") must obtain the approval of a majority of shares entitled to vote generally in the election of directors (excluding
(a) any shares owned by such person acquiring or proposing to acquire beneficial ownership of shares in a control share acquisition, (b) any shares owned by any officer of the corporation and (c) any shares owned by any employee of the corporation who is also a director of the corporation) in order to vote the shares that such person acquires. The statute does not require that such person consummate the purchase before the shareholder vote is taken. The Control Share Acquisition Statute permits, to the extent authorized by a corporation's articles of organization or bylaws, redemption of all shares acquired by an acquiring person in a control share acquisition for fair value (which is to be determined in accordance with procedures adopted by the corporation) if (a) no control acquisition statement is delivered by the acquiring person or (b) a control share acquisition statement has been delivered and voting rights were not authorized for such shares by the shareholders in accordance with applicable law. The Control Share Acquisition Statute permits a Massachusetts corporation to elect not to be governed by the statute by including a provision to such effect in the corporation's articles of organization or bylaws.

      Washington law prohibits certain "Significant Business Transactions" between an "acquiring person" and a "target corporation." Generally, an "acquiring person" is a person or group of persons who beneficially own ten percent or more of the outstanding shares of the target corporation. A "target corporation" is every domestic corporation with a class of voting shares registered with the securities and exchange commission pursuant to section 12 or 15 of the Exchange Act or whose articles of incorporation have been amended to provide that such corporation shall be subject to the prohibited significant business transactions provided in the Washington Business Corporation Act. A target corporation also includes foreign corporations with (a) a class of voting shares registered with the securities and exchange commission pursuant to section 12 or 15 of the Exchange Act, (b) its principal executive office located in Washington, (c) more than ten percent of its shareholders of record resident in Washington, or more than ten percent of its shares owned of record by Washington residents, or 1,000 or more shareholders of record residents in Washington,
(d) either 1,000 or a majority of the corporation's employees residents of Washington, and (e) either more than $50 million worth of tangible assets located in Washington or a majority of the corporation's tangible assets are located in Washington.

      Under Washington law, a target corporation is prohibited from engaging in any significant business transaction for a period of five years following the acquiring person's share acquisition time, unless the significant business transaction or the purchase of shares made by the acquiring person is approved prior to the acquiring person's share acquisition time by a majority of the members of the board of directors of the target corporation. Generally, a "significant business transaction" means a merger, share exchange or consolidation of a target corporation or a subsidiary with an acquiring person or any other domestic or foreign corporation which is or would be an affiliate or associate of the acquiring person after the transaction. A "significant business transaction" also means a sale, lease, exchange, mortgage, pledge, transfer, or other disposition or encumbrance to or with an acquiring person of assets of a target corporation or subsidiary having aggregate market value equal to five percent or more of the aggregate market value of all the assets or outstanding shares of the target corporation, or representing five percent or more of the earning power or net income of the target corporation. Also included is the termination of five percent or more of the employees of the target corporation employed in Washington, while the corporation has an acquiring person and as a result of the acquiring person's acquisition of ten percent or more of the shares of the corporation. Other issuances, transfers or redemptions of shares by a target corporation are prohibited, as well as certain reclassifications of securities. Also prohibited is the liquidation or dissolution of a target corporation proposed by or agreed by an acquiring person.

FEDERAL INCOME TAX CONSEQUENCES

      In the opinion of Davis Wright Tremaine LLP, counsel to the Company, the Reincorporation will constitute a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). In rendering its opinion, such counsel has relied upon representations contained in certificates of the Company, including the representation that Company assets used to pay expenses incurred in connection with the transaction, Company assets used to pay shareholders who exercise and perfect their appraisal rights, and Company assets used to make redemptions and distributions (except normal, regular dividends) immediately preceding the transaction will not, in the aggregate, constitute 1% of the value of the net assets of the Company. If any such representations are inaccurate or incomplete in any material respect, such opinion cannot be relied upon. No ruling has been or is expected to be requested from the Internal Revenue Service ("IRS") as to the tax consequences of the Reincorporation and, accordingly, no assurance can be given by the Company that the IRS will agree with the conclusions of counsel.

      Assuming that the Reincorporation constitutes such a tax-free reorganization, it will not adversely affect the federal income tax consequences to the Company and its shareholders. In addition, the federal income tax consequences to the Company and its shareholders resulting from the Reincorporation will be as follows: (a) no gain or loss will be recognized by Datamarine-Mass. or Datamarine-Wash. as a result of the transaction; and (b) no gain or loss will be recognized by shareholders who exchange their Datamarine-Mass. shares solely for Datamarine-Wash. shares. Shareholders will have the same tax basis in the shares of Datamarine-Wash. received in the Reincorporation that they had in the shares of Datamarine-Mass. exchanged therefor, and the holding period of the shares of Datamarine-Wash. will include the period during which the shares of Datamarine-Mass. were held, provided such shares of Datamarine-Mass. were held as capital assets on the effective date of the Reincorporation. A dissenting shareholder who receives payment for shares upon exercise of the right of appraisal will recognize gain or loss for federal income tax purposes measured by the difference between such shareholder's basis for the shares and the amount of payment received. Such gain or loss will be capital gain or loss if the shares were held as capital assets on the effective date of the Reincorporation, subject to the provisions and limitations of Sections 302 and 306 of the Code. Under recently enacted legislation, capital gain recognized will be subject to a maximum federal income tax rate of 20% if the shares have been held by such dissenter for more than 18 months, and to a maximum federal income tax rate of 28% if such shares have been held for more than one year but not more than 18 months. See "-Right to Dissent and Appraisal."

      The foregoing summary of federal income tax consequences is included for general information only and does not address the federal income tax consequences to all holders of the Company's capital stock (including those who do not hold their shares as a capital asset). In view of the individual nature of tax consequences, holders are urged to consult their own tax advisors as to the specific tax consequences of the transaction, including the application and effect of state, local and foreign income and other tax laws.

RIGHT TO DISSENT AND APPRAISAL

      Both Washington and Massachusetts law provide appraisal rights for dissenting shareholders in the event of specified corporate actions. However, the events which permit a shareholder to assert such rights and the procedures a dissenting shareholder must follow to assert such rights differ for Washington and Massachusetts corporations.

      Under Washington law, a properly dissenting shareholder is entitled to dissent from, and obtain payment of the fair market value of the shareholders' shares in the event the corporation consummates certain mergers, share exchanges or sales or exchanges of all or substantially all of its property (unless, for each of the foregoing transactions, shareholder approval was not required to approve such transaction), or if the corporation effects certain amendments to its articles of incorporation.

      Under Massachusetts law, a properly dissenting shareholder may assert appraisal rights if the corporation votes to (a) sell, lease or exchange all or substantially all of its property and assets, (b) amend its articles of organization in a manner which adversely affects the rights of the dissenting shareholder, or (c) merger or consolidate with another entity, unless a vote of the shareholders was not required to approve such a merger or consolidation.

      If the Reincorporation proposal is approved by the required vote of the Company's shareholders and is not abandoned or terminated, holders of the Company's capital stock who did not vote for the Reincorporation proposal may, by complying with Sections 85 through 98 of Chapter 156B of the MBCL, be entitled to appraisal rights as described therein ("Appraisal Rights"). The record holders of the Company's capital stock who are eligible to, and do, exercise their Appraisal Rights with respect to the Reincorporation are referred to herein as "Dissenting Shareholders," and the shares of stock with respect to which they exercise Appraisal Rights are referred to herein as "Dissenting Shares." If a shareholder of the Company has a beneficial interest in shares of the Company's capital stock that are held of record in the name of another person, and such shareholder desires to perfect whatever Appraisal Rights such beneficial shareholder may have, such beneficial shareholder must act promptly to cause the holder of record timely and properly to follow the steps summarized below. Pursuant to Massachusetts law, a shareholder of the Company may dissent from the proposed corporate action to approve the Reincorporation and receive the right to an appraisal of such shareholder's shares. As required by Massachusetts law, a copy of Sections 85 through 98 of the MBCL is attached hereto as Exhibit A. If the Reincorporation is consummated, the Dissenting Shareholders will be entitled, if they strictly comply with the provisions of the MBCL, to have the fair value of their shares judicially determined and paid to them.

      ITEM 3 - PROPOSAL TO AUTHORIZE 10,000,000 SHARES OF COMMON STOCK
                 FOR THE NEWLY FORMED WASHINGTON CORPORATION

      The Board of Directors proposes to authorize 10,000,000 shares of common stock for the newly formed Washington corporation, the current Massachusetts corporation has 3,000,000 shares of common stock authorized.

      As of January 22, 1999 there were issued and outstanding 1,531,820 shares of Common stock. Of the unissued shares of common stock, 175,639 were reserved for issuance upon conversion of the Company's Convertible Subordinated Debentures, 84,389 were reserved for issuance upon the possible conversion of the Subordinated Notes, 53,420 were reserved for currently outstanding common stock warrants and an aggregate of 360,885 shares were reserved for issuance pursuant to the Company's stock option and stock purchase plans for employees and directors. Consequently, the Company presently has available for issuance 793,847 shares of common stock.

Purposes and Reasons for the Proposed Increase in Authorized Capital

      If the Authorized Capital proposal is approved, the increased number of authorized shares of common shares will be available for issuance from time to time, for such purposes and consideration, and on such terms, as the Board of Directors may approve, and no further vote of the shareholders of the Company will be required, except as provided under the Washington Business Corporation Act or the rules of the appropriate stock exchange.
An increase in authorized shares will enable the Company to meet possible contingencies and opportunities in which the issuance of shares of common stock in amounts greater than would otherwise remain available for issuance may be deemed advisable, such as in equity and convertible debt financings, acquisition transactions, stock dividends and distributions and employee benefit plans. By approving the increase in authorized shares at this time, consummation of issuance of any additional shares of common stock would be facilitated, because the delay and expense incident to calling a special meeting of the Company's shareholders, in cases where such a meeting would not otherwise be required, would be avoided. The timing of the actual issuance of additional shares of common stock, if any, will depend upon market conditions, the specific purpose for which the stock is to be issued, and other similar factors. Any additional issuance of common stock could have a dilutive effect on existing shareholders of common stock.

      The terms of the additional shares of common stock for which approval is sought will be identical with the terms of the common stock currently authorized and outstanding, and approval of the proposal will not affect the terms, or the rights of holders, of such shares. The common stock has no cumulative voting, conversion, preemptive, or subscription rights and is not redeemable.

Preferred Stock

      The Company also has 1,000,000 authorized shares of Preferred Stock, $1 par value. None of these Preferred shares are issued or outstanding. The Company is not proposing any change in the number of authorized Preferred shares.

Vote Required

      The approval of the increase in authorized shares will require the affirmative vote of a plurality of the votes cast.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE PROPOSAL TO AUTHORIZE 10,000,000 SHARES OF COMMON STOCK FOR THE NEWLY FORMED WASHINGTON CORPORATION.

                       INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected Grant Thornton LLP, certified public accountants, to act as independent auditors to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended October 2, 1999. A representative of Grant Thornton LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions.

                      COMPLIANCE WITH SECTION 16(a) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent holders of common stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during fiscal 1998 with the reporting requirements of
Section 16(a) of the Securities Exchange Act of 1934.

                         DEADLINES FOR SUBMISSION OF
                            SHAREHOLDER PROPOSALS

      Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Company's Proxy Statement relating to the Annual Meeting of Shareholders to be held in 2000 must be received at the Company's principal executive offices in Mountlake Terrace on or before September 28, 1999. Receipt by the Company of any such proposal from a qualified shareholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

      In addition to the Securities and Exchange Commission requirements regarding shareholder proposals, the Company's By-Laws contain provisions regarding matters to be brought before shareholder meetings. If shareholder proposals, including proposals regarding the election of directors, are to be considered at the 2000 Annual Meeting, notice of them, whether or not they are included in the Company's proxy statement and form of proxy, must be given by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company on or before December 3, 1999.

                                OTHER MATTERS

      Management knows of no matters to be brought before the meeting other than the election of director. However, if any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                                 10-K REPORT

      THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, DATAMARINE INTERNATIONAL, INC., 7030 - 220TH STREET S.W., MOUNTLAKE TERRACE, WASHINGTON 98043.


                                       By Order of the Board of Directors


                                       DAVID C. THOMPSON,
                                       Secretary

Mountlake Terrace, Washington
January 26, 1999


                                  EXHIBIT A

                 SECTIONS 85 THROUGH 98 OF THE MASSACHUSETTS
                          BUSINESS CORPORATION LAW

      THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF MASSACHUSETTS LAW RELATING THE APPRAISAL RIGHTS, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SECTIONS 85 THROUGH 98 OF THE MBCL ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A AND INCORPORATED HEREIN BY REFERENCE. THIS DISCUSSION AND SECTIONS 85 THROUGH 98 OF THE MBCL SHOULD BE REVIEWED CAREFULLY BY ANY HOLDER WHO WISHES TO EXERCISE STATUTORY APPRAISAL RIGHTS OR WISHES TO PRESERVE THE RIGHT TO DO SO, BECAUSE FAILURE TO COMPLY WITH THE REQUIRED PROCEDURE WILL RESULT IN THE LOSS OF SUCH RIGHTS. A SHAREHOLDER OF THE COMPANY WHO VOTES FOR THE ADOPTION AND APPROVAL OF THE REINCORPORATION PROPOSAL WILL BE DEEMED TO HAVE WAIVED SUCH SHAREHOLDER'S RIGHT TO EXERCISE APPRAISAL RIGHTS WITH RESPECT TO ALL SHARES OF THE COMPANY'S CAPITAL STOCK HELD BY SUCH SHAREHOLDER. ANY HOLDER WHO IS CONSIDERING DISSENTING SHOULD CONSULT HIS OR HER LEGAL ADVISOR.

      1. To exercise Appraisal Rights, a shareholder must (a) file with the Company, before the taking of the shareholders' vote on the approval of the Reincorporation proposal at the Annual Meeting, a written objection to the Reincorporation proposal stating that the intention of such shareholder is to demand payment for shares owned by such shareholder if the Reincorporation proposal is approved and (b) the shareholder must not vote in favor of the Reincorporation proposal. A vote in favor of the Reincorporation proposal will waive such holder's Appraisal Fights.
However, a shareholder's failure to vote on the Reincorporation proposal will not in itself be a waiver of such holder's Appraisal Rights. A vote against the Reincorporation proposal does not, alone, constitute a written objection. A shareholder who dissents and demands Appraisal Rights must do so as to all shares of the Company's capital stock held by such shareholder. A shareholder may not assert Appraisal Rights with respect to less than all of such shareholder's shares.

      2. If the Reincorporation proposal is approved and adopted by the Company's shareholders, within 10 days after the effective date of the Reincorporation proposal, the Company must give written notice that the Reincorporation proposal has become effective to each shareholder who gave notice before the Annual Meeting of such shareholder's objection to the Reincorporation proposal and who did not vote in favor of the Reincorporation proposal.

      3. If the shareholder did not vote in favor of the Reincorporation proposal, such Dissenting Shareholder may, within 20 days after the mailing of the notice that the Reincorporation proposal is effective, make written demand on the Company for the payment of the fair value of such holder's Dissenting Shares. Any shareholder failing to make demand for payment within the 20-day period shall be bound by the Reincorporation proposal.

      4.  Within 30 days after the expiration of the Dissenting
Shareholders' 20-day notice period, the Company must deliver to any Dissenting Shareholder payment of the fair value of such holder's Dissenting Shares.

      5. If, during the 30-day period after the expiration of the period during which the demand may be made, the Dissenting Shareholder and the Company do not agree as to the fair value of the Dissenting Shares, then either of them may file a bill in equity in the Superior Court in the County where the Company had or has its principal office (the "Court") requesting a determination of the fair value of such holder's Dissenting Shares. The bill in equity must be filed within four months after the date of expiration of the foregoing 30-day period.

      6. If the bill in equity is timely filed, the Court or an appointed special master will hold a hearing. After the hearing on the petition, the Court shall enter a decree determining the fair value of the Dissenting Shares and shall order the Company to make payment of such value, together with interest, from the date of the vote approving the Reincorporation proposal to the Dissenting Shareholders entitled to said payment, subject to receipt of duly endorsed certificates for the Dissenting Shares. Pursuant to the MBCL, the fair value of the Dissenting Shares is the value thereof as of the day immediately preceding the Annual Meeting, excluding any element of value arising from the expectation or accomplishment of the Reincorporation. All court costs, including appraisers' fees, shall be allocated by the Court in a manner it determines to be fair and equitable.

      7. Upon consummation of the Reincorporation, each Dissenting Shareholder will cease to have any rights of a shareholder except the right to be paid the fair value of the Dissenting Shares and the right to receive other distributions, if any, payable to shareholders of record prior to the effective date of the Reincorporation proposal and any other rights under applicable Massachusetts law.

CONDITION TO THE REINCORPORATION RELATED TO DISSENTING SHARES

      It is a condition to the consummation of the Reincorporation that the aggregate amounts paid or to be paid to Dissenting Shareholders constitute less than 1% of the value of the net assets of the Company as of the date of the Reincorporation. However, such condition may be waived by the Boards of Directors of Datamarine-Mass. and Datamarine-Wash., acting in their sole discretion.

      In addition, any determination regarding the satisfaction of such condition will be made by the Boards of Directors of Datamarine-Mass. and Datamarine-Wash., acting in their sole discretion.

AMENDMENT AND WAIVER OF THE REINCORPORATION AGREEMENT

      Datamarine-Wash. and Datamarine-Mass. may, by resolution of their respective Boards of Directors, amend, modify or supplement the Reincorporation Agreement, or waive the application of any provision thereof, provided that any such amendment, modification, supplement or waiver is in writing and signed by Datamarine-Wash. and Datamarine-Mass.

TERMINATION OF THE REINCORPORATION AGREEMENT

      The Reincorporation Agreement will provide that the Boards of Directors of Datamarine-Mass. and Datamarine-Wash. may terminate the Reincorporation Agreement and abandon the merger contemplated thereby at any time prior to its effective time for any reason, whether before or after approval by the shareholders of Datamarine-Mass.

SHAREHOLDER VOTE REQUIRED TO APPROVE THE REINCORPORATION PROPOSAL

      Approval of the Reincorporation proposal will require the affirmative vote of the holders of at least two-thirds of the shares of all classes and series of the Company's outstanding capital stock, voting together as a single class, as well as the affirmative vote of Datamarine-Mass. as the sole shareholder of Datamarine-Wash.


PROXY

                       DATAMARINE INTERNATIONAL, INC.

                       SPECIAL MEETING OF SHAREHOLDERS
                                March 9, 1999

      The undersigned hereby appoints Peter D. Brown and David C. Thompson, and each of them, with full power of substitution, proxies to represent the undersigned at the Special Meeting in lieu of the Annual Meeting of Shareholders of DATAMARINE INTERNATIONAL, INC. to be held March 9, 1999 at 9:30 a.m. at the offices of Davis Wright Tremaine L.L.P., 2600 Century Square, 1501 Fourth Avenue, Seattle, Washington 98101, and at any adjournments or postponements thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all of the shares of DATAMARINE INTERNATIONAL, INC. standing in the name of the undersigned upon such business as may properly come before the meeting.

       PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                                    PROXY

[x]  Please mark votes as in this example.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON ALL PROPOSALS SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR AND FOR PROPOSALS 2 AND 3 AS SET FORTH IN THE PROXY STATEMENT.

1.    Election of Director
      Nominee:  Stephen W. Frankel

                        FOR        WITHHELD
                        [ ]           [ ]

2. The approval of a change in domicile of the Company from Massachusetts to Washington, including the approval of the related Agreement and Plan of Merger between the Company and Datamarine International, Inc., a Washington corporation, and new Washington articles of Incorporation.

             FOR         AGAINST         ABSTAIN
             [ ]           [ ]             [ ]

3. To authorize ten million (10,000,000) shares of Common Stock for the new Washington corporation. The Company currently has authorized three million (3,000,000) shares of Common Stock.

             FOR         AGAINST         ABSTAIN
             [ ]           [ ]             [ ]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


MARK HERE IF YOU PLAN TO ATTEND THE MEETING        [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      [ ]

Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature: _______________________  Date: _________

Signature: _______________________  Date: _________